UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 14, 2016
(Date of earliest event reported: June 13, 2016)

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Certain Officers; Election of Directors; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Tom Hayes to President. On June 13, 2016, the Board of Directors of Tyson Foods, Inc. (together with its subsidiaries, the “Company”), promoted Tom Hayes to the position of President. Formerly the Chief Commercial Officer, Mr. Hayes succeeds Donnie Smith in such position and Mr. Hayes will work directly with Mr. Smith, who will continue in his role as the Chief Executive Officer of the Company.

Prior to his role as Chief Commercial Officer, Mr. Hayes was President of Foodservice at the Company. Previously, Mr. Hayes served as Chief Supply Chain Officer for Hillshire Brands, responsible for operations including procurement, manufacturing, food safety and quality, engineering, and logistics. In his new role, Mr. Hayes will lead the Company’s transition reflecting the Company’s strategic focus on its hybrid model of branded prepared products and fresh meats. Mr. Hayes will be based in Springdale, Ark.

To reflect his new role and responsibilities, on June 13, 2016, the Company entered into an amended and restated employment agreement with Mr. Hayes (the “Employment Agreement”). The Employment Agreement is substantially similar to his existing employment agreement except that Mr. Hayes’ annual salary will increase to $950,000.00 and the Company will make available the personal use of the Company’s aircraft on the same terms and conditions as it is made available to similarly situated executives and in accordance with the Company’s aircraft use policy.

The foregoing description is qualified by reference to the full text of Mr. Hayes’ Amended and Restated Employment Agreement, which is filed as Exhibit 10.1 attached hereto and is incorporated by reference in its entirety into this Item 5.02.

Mr. Hayes does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

In connection with Mr. Hayes’ promotion to President, Mr. Smith has signed a letter agreement acknowledging that Mr. Smith ceasing to be President will not constitute a so-called “good reason” event under Mr. Smith’s employment agreement.

The foregoing description is qualified by reference to the full text of that certain Letter Agreement between the Company and Mr. Smith, which is filed as Exhibit 10.2 attached hereto and is incorporated by reference in its entirety into this Item 5.02.

A copy of the Company’s press release regarding Mr. Hayes’ promotion is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference in its entirety into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibit

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement dated as of June 13, 2016, entered into between the Company and Tom Hayes.
10.2	Letter Agreement dated as of June 13, 2016, between the Company and Donnie Smith.
99.1	Press Release, dated June 13, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 14, 2016	By:	/s/ Dennis Leatherby

	Name:	Dennis Leatherby
	Title:	Executive Vice President and
Chief Financial Officer

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